Calvert

Investments that make a difference(registered)

March 31, 2002

Semi-Annual Report

Calvert Capital

Accumulation Fund

Table

of

Contents

President's Letter

1

Social Update

3

Portfolio

Manager Remarks

4

Statement

of Net Assets

7

Statement

of Operations

10

Statements

of Changes in

Net Assets

11

Notes to

Financial Statements

13

Financial Highlights

17

Financial Tables & Glossary

21

Dear Shareholders:

At quarter end, we continue to be watchful for indicators of economic recovery in 2002. The outlook remains uncertain, however, as to the potential strength and timing of economic improvement.

Since our last report to you, and particularly during the last quarter, we have seen promising signs, with some sectors of our economy stepping up production. On the other hand, labor market data paint a picture of a slower recovery, with March unemployment data indicating a rise to 5.7%.

Keeping Investment Perspective

I remind investors that at times like these, when economic conditions and the global political situation are uncertain, it is particularly important to revisit portfolio holdings in view of personal goals, risk tolerance, and investment time horizon.

Certainly, equity markets remain extremely challenging. Volatility continues, and while we see bursts of what appears to be recovery in stock market valuation, we are still in a period when returns are in many cases negative.

On the fixed income side, investors may want to consider the potential impact of rising interest rates on bond fund holdings. I would remind our investors that shorter-duration bond funds tend to hold value better than longer-duration funds during periods of rising interest rates. Of course, yields tend to be lower on shorter-duration funds, but these investments can be advantageous for investors who are either more conservative overall or wish to maintain a conservative portion of their portfolio.

Calvert continues to expand our broad range of fund options, and we believe investors will find choices appropriate for a variety of strategies and for changing market conditions.

Change in Fund Auditors

In light of the uncertainty surrounding the Arthur Andersen accounting firm, the Boards of each of our Funds held a special meeting recently and voted to approve a change in independent auditors to KPMG LLP.

Revisiting Shared Values

As you know, Calvert takes a long view and has a broad perspective on corporate performance. We are diligent in assessing not only financial practices and performance, but also other aspects of a company's operations. Within our socially screened funds, we are reviewing corporate governance guidelines, including director and auditor independence. Clearly, ongoing revelations surrounding Enron have given all of us reason to look more closely at a broad range of corporate behaviors and to shine a brighter light on various corporate stakeholders.

Thank You for Choosing Calvert

At the end of 2001, Calvert celebrated 25 years in the investment business. Your trust and confidence have enabled us not only to reach this milestone, but also to look forward to our next quarter century with optimism and enthusiasm.

Sincerely,

Barbara J. Krumsiek

President and CEO

May 13, 2002

Social

Update

Web Accolades

www.calvert.com has been named one of the Top 20 Web sites among all mutual fund families and one of the Top 10 Web sites for small mutual funds by kasina, LLC, an industry authority on mutual fund Web sites. Evaluating 478 mutual fund sites, kasina noted that "[t]he high point of this site is the Know What You Own search feature (ellipsis) [showing] top [fund] holdings and characteristics in terms of ethics and corporate citizenship. This is a unique feature, not found on any other Web site (ellipsis)." In a separate survey conducted by DALBAR, a Boston-based financial services research and rating company, Calvert was among a dozen firms named as "Excellent Web Sites for Consumers" in the fourth quarter of 2001.

Shareholder Activism

Over the past few months, Calvert's social analysts have engaged more than 50 companies held in our various funds on a wide range of social issues resulting in amended or new policies and strengthened programs. A few examples:

o Becton Dickinson and Illinois Tool Works have agreed to expand their labor and human rights policies to include provisions against the use of child labor and have agreed to adopt more stringent labor standards.

o Deere and Company has adopted a new policy of non-discrimination based on sexual orientation.

o Apple has agreed to work with us in exploring opportunities for computer recycling.

o A number of companies including Peoplesoft, Lowes, and Office Depot have all agreed to develop stronger diversity programs and practices.

o AES Corporation has agreed to report on its total annual greenhouse gas emissions and conduct a feasibility study on the cost of reducing these emissions.

Ed Brown

of Brown Capital Management Company

How did the Fund Perform?

For the six months ended March 31, 2002, the Capital Accumulation Fund's Class A Shares returned 18.56%, underperforming the 25.90% return of its benchmark, the S&P Midcap 400 Index for the same period, but beating the Lipper Mid-Cap Growth Funds Average of 17.66%.

What was your Strategy?

We buy above-average growing companies at reasonable valuations. We build our portfolio stock by stock. Over the last six months, poor stock selection was the main reason why the Calvert Capital Accumulation Fund trailed its benchmark by 650 basis points for the period. Attribution analysis revealed very good stock selection within the Financials, Energy and Consumer Staples sectors, but it was not enough to offset the poor stock selection within the Utilities, Information Technology, and Health Care sectors.

A closer look behind the analysis shows that the poor stock selection within the Health Care sector was the result of exclusion, i.e., we did not hold enough of the stocks that performed well during the specified 6-month period. The same holds true for stock selection within the Information Technology sector, though arguably some of the stocks that drive performance in the benchmark do not fit our Growth at a Reasonable Price (GARP) investment criteria. One stock, Calpine Corp., accounted for the poor stock selection in the Utilities sector. During the period, we sold Calpine from the Portfolio to capture the tax losses. We subsequently repurchased Calpine shares and continue to hold a constructive fundamental view on Calpine longer-term despite the stock's short-term volatility.

Portfolio Statistics

March 31, 2002

Investment Performance
	6 Months	12 Months
	ended	ended
	3/31/02	3/31/02
Class A	18.56%	(0.77%)
Class B	18.04%	(1.64%)
Class C	18.10%	(1.61%)
S&P Midcap 400
Index TR	25.90%	18.86%
Lipper Mid-Cap
Growth Funds Avg	17.66%	(0.93%)

Ten Largest Stock Holdings

% of Net Assets
BISYS Group, Inc.	5.4%
Fiserv, Inc.	4.8%
Advent Software, Inc.	4.6%
Harley-Davidson, Inc.	4.2%
Kohls Corp.	4.0%
Legg Mason, Inc.	3.3%
Novellus Systems, Inc.	3.2%
CenturyTel, Inc.	3.2%
Concord EFS, Inc.	3.1%
Intuit, Inc.	3.0%
Total	38.8%

Asset Allocation
Stocks	98%
Cash or Cash Equivalents	2%
Total	100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR represents total return.

Source: Lipper Analytical Services, Inc.

Portfolio Statistics

March 31, 2002

Average Annual Total Returns
Class A Shares
One year	(5.47%)
Five year	9.21%
Since inception	11.69%
(10/31/94)

Class B Shares
One year	(6.56%)
Since inception	0.92%
(4/1/98)

Class C Shares
One year	(2.59%)
Five year	9.38%
Since inception	11.55%
(10/31/94)

What was the investment climate during the period?

The recent investing climate can be summed up as challenging and volatile, partly due to the economic environment in which we find ourselves. Unemployment rose throughout 2001 from a low of slightly under 4% to a high of about 6% in the fourth quarter of 2001, but declined during the first quarter of 2002 to a low of approximately 5.5% in February, and then increased unexpectedly in March to 5.7%. If unemployment continues to rise, we could see a delay in the anticipated tightening of the Federal Funds rate. Ultimately, unemployment levels impact consumer confidence, which in turn impact consumer spending. Consumer spending, over the past couple of quarters, was helped by tax cuts and a warm winter. Additionally, the increase in average hourly earnings slowed during the quarter, and productivity estimates increased at a healthy rate of 4.4%. This is good news for corporate profits and inflation. At least, it should be. The increased turmoil in the Middle East, and its impact on energy prices could lead to inflation concerns. Nonetheless, our expectation for a gradual "U-shaped" recovery without significant inflation concerns has not changed. All in all, we would be more sanguine of a sustainable and quicker economic recovery if we saw signs of increased corporate spending.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

What is your Outlook?

Our strategy remains focused on superior stock selection. Despite the challenging investing climate, we believe our fundamental approach coupled with valuation sensitivity will produce excess returns in 2002. We continue to sell from the portfolio stocks where the current price fully discounts a cyclical recovery in earnings, in our opinion, and buy secular growth stocks at attractive valuations.

April 26, 2002

Portfolio Statistics

March 31, 2002

Portfolio Characteristics
	Capital	S&P
	Accumulation	Midcap 400
	Fund	Index
Number of Stocks	43	400
Median Market
Capitalization ($bil) (by portfolio weight)	4.80	2.74
Price/Earnings Ratio	52.48	30.03
Earnings Per Share Growth	26.38%	17.53%
Yield (return on capital investment)	0.18%	0.98%

Volatility Measures
	Capital	S&P
	Accumulation	Midcap 400
	Fund	index
Beta1	0.97	0.83
R-Squared2	0.62	0.77

1 Measure of volatility compared to the S&P 500 Stock Index (S&P 500) beta of 1. The higher the beta, the higher the risk and potential reward.

2 Measure of correlation between the Fund's returns and the overall market's (S&P 500) returns. An R-Squared of 0 would mean no correlation; an R-Squared of 1 would mean total correlation.

Source: Vestek

Statement of Net Assets

March 31, 2002
Equity Securities - 98.5%	Shares	Value
Biotechnology - 0.3%
Invitrogen Corp.*	13,400	$459,888

Communications Equipment - 1.4%
Polycom, Inc.*	85,800	2,110,680

Computers - Software & Services - 14.4%
Amdocs, Ltd.*	97,900	2,609,035
Advent Software, Inc.*	119,400	7,063,704
Intuit, Inc.*	122,700	4,706,772
Jack Henry & Associates, Inc.	31,400	696,452
Manugistics Group, Inc.*	86,600	1,860,168
RSA Security, Inc.*	208,400	1,875,600
Rational Software Corp.*	218,300	3,455,689
		22,267,420

Distributors - Food & Health - 2.0%
AmerisourceBergen Corp.	46,500	3,175,950

Electrical Equipment - 3.0%
Celestica, Inc.*	41,600	1,508,416
Flextronics International, Ltd.*	171,600	3,131,700
		4,640,116

Electronics - Instruments - 1.2%
Waters Corp.*	64,900	1,815,253

Electronics - Semiconductors - 11.1%
Altera Corp.*	145,800	3,188,646
Analog Devices, Inc.*	72,300	3,256,392
Novellus Systems, Inc.*	91,600	4,959,224
Vitesse Semiconductor Corp.*	239,700	2,349,060
Xilinx, Inc.*	85,000	3,388,100
		17,141,422

Financial - Diversified - 2.4%
USA Education, Inc.	38,700	3,784,860

Healthcare - Hospital Management - 3.0%
Health Management Associates, Inc.*	222,400	4,610,352

Healthcare - Medical Products & Supplies - 3.7%
Applied Biosystems Group - Applera Corp.	116,800	2,610,480
Biomet, Inc.	115,250	3,118,665
		5,729,145

Healthcare - Special Services - 2.9%
Covance, Inc.*	224,800	4,558,944

Investment Banking / Brokers - 3.3%
Legg Mason, Inc.	96,200	5,106,296

Equity Securities - Cont'd	Shares	Value
Investment Management - 2.6%
T. Rowe Price Group, Inc.	102,500	$3,990,325

Leisure Time Products - 4.2%
Harley-Davidson, Inc.	118,900	6,554,957

Manufacturing - Specialized - 2.3%
Jabil Circuit, Inc.*	150,500	3,541,265

Medical - Biomedical - 0.4%
Qiagen N.V.*	39,300	585,177

Oil & Gas - Drilling & Equipment - 1.8%
Smith International, Inc.*	41,300	2,798,075

Power Producers - Independent - 0.5%
Calpine Corp.*	56,700	720,090

Publishing - 3.0%
Scholastic Corp.*	85,200	4,616,988

Retail - Building Supplies - 2.5%
Fastenal Co.	52,100	3,924,172

Retail - Department Stores - 4.0%
Kohls Corp.*	88,000	6,261,200

Retail - Discounters - 2.7%
Dollar Tree Stores, Inc.*	57,250	1,878,372
Fred's, Inc.	65,500	2,358,000
		4,236,372

Retail - Food Chains - 2.0%
Whole Foods Market, Inc.*	69,100	3,157,179

Services - Advertising & Marketing - 3.0%
Catalina Marketing Corp.*	128,100	4,675,650

Services - Data Processing - 16.0%
Bisys Group, Inc.*	236,200	8,326,050
Concord EFS, Inc.*	144,200	4,794,650
Fiserv, Inc.*	162,875	7,490,621
Paychex, Inc.	103,575	4,111,928
		24,723,249

Services - Employment - 1.6%
Robert Half International, Inc.*	85,400	2,521,008

Telephone - 3.2%
CenturyTel, Inc.	145,100	4,933,400

Total Equity Securities (Cost $146,293,276)		152,639,433

U.S. Government Agencies	Principal
and Instrumentalities - 1.5%	Amount	Value
Federal Home Loan Bank Discount Notes, 1.61%, 4/1/02	$2,300,000	$2,300,000

Total U.S. Government Agencies
and Instrumentalities (Cost $2,300,000)		2,300,000

Total Investments (Cost $148,593,276) - 100.0%		154,939,433
Other assets and liabilities, net - 0.0%		(28,308)
Net Assets - 100%		$154,911,125

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock,
250,000,000 shares of $0.01 par value authorized for
Class A, Class B, Class C and Class I combined:
Class A: 5,492,674 shares outstanding	$134,167,181
Class B: 763,874 shares outstanding	20,453,800
Class C: 572,547 shares outstanding	13,749,259
Class I: 0 shares outstanding	0
Undistributed net investment income (loss)	(1,219,760)
Accumulated net realized gain (loss) on investments	(18,585,512)
Net unrealized appreciation (depreciation) on investments	6,346,157

Net Assets	$154,911,125

Net Asset Value Per Share
Class A (based on net assets of $125,935,917)	$22.93
Class B (based on net assets of $16,794,866)	$21.99
Class C (based on net assets of $12,180,342)	$21.27

* Non income producing.

See notes to financial statements.

Statement of Operations

Six Months Ended March 31, 2002

Net Investment Income
Investment Income:
Dividend income	$135,407
Interest income	42,652
Total investment income	178,059

Expenses:
Investment advisory fee	489,811
Transfer agency fees and expenses	273,416
Distribution Plan expenses:
Class A	215,031
Class B	81,085
Class C	58,093
Directors' fees and expenses	12,563
Administrative fees	188,389
Custodian fees	11,444
Registration fees	20,128
Reports to shareholders	37,440
Professional fees	13,034
Miscellaneous	6,473
Total expenses	1,406,907
Reimbursement from Advisor:
Class I	(3,347)
Fees paid indirectly	(5,741)
Net expenses	1,397,819

Net Investment Income (Loss)	(1,219,760)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(13,954,329)
Change in unrealized appreciation or (depreciation)	38,849,029

Net Realized and Unrealized Gain
(Loss) on Investments	24,894,700

Increase (Decrease) in Net Assets
Resulting From Operations	$23,674,940

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($1,219,760)	($2,164,501)
Net realized gain (loss)	(13,954,329)	(1,298,065)
Change in unrealized appreciation
or (depreciation)	38,849,029	(68,084,447)

Increase (Decrease) in Net Assets
Resulting From Operations	23,674,940	(71,547,013)

Distributions to shareholders from
Net realized gain:
Class A Shares	(71,084)	(21,939,447)
Class B Shares	(8,780)	(2,588,299)
Class C Shares	(6,372)	(2,126,520)
Class I Shares	-	(153)
Total distributions	(86,236)	(26,654,419)

Capital share transactions:
Shares sold:
Class A Shares	16,225,956	48,233,903
Class B Shares	1,807,414	6,699,985
Class C Shares	2,119,401	4,269,949
Class I Shares	-	43,874
Reinvestment of distributions:
Class A Shares	65,533	20,892,046
Class B Shares	8,780	2,320,134
Class C Shares	6,372	1,832,467
Class I Shares	-	153
Shares redeemed:
Class A Shares	(14,879,951)	(25,170,071)
Class B Shares	(1,431,849)	(1,514,136)
Class C Shares	(1,421,085)	(2,380,136)
Class I Shares	(847)	(155,876)
Total capital share transactions	2,499,724	55,072,292

Total Increase (Decrease) in Net Assets	26,088,428	(43,129,140)

Net Assets
Beginning of period	128,822,697	171,951,837
End of period (including undistributed net investment income
(loss) of ($1,219,760) and $0, respectively)	$154,911,125	$128,822,697

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2002	2001
Shares sold:
Class A Shares	674,304	1,713,403
Class B Shares	77,877	257,865
Class C Shares	96,093	168,238
Class I Shares	-	1,443
Reinvestment of distributions:
Class A Shares	2,682	760,818
Class B Shares	372	87,059
Class C Shares	279	71,164
Class I Shares	-	5
Shares redeemed:
Class A Shares	(619,115)	(937,520)
Class B Shares	(60,906)	(61,771)
Class C Shares	(65,205)	(97,377)
Class I Shares	(34)	(4,357)
Total capital share activity	106,347	1,958,970

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts, agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class.

Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Audit Guide Implementation: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Fund has implemented the provisions of the Guide, as required on October 1, 2001. The implementation did not have a material impact on the Fund's financial statements.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .65% of the Fund's average daily net assets. Under the terms of the agreement, $136,713 was payable at period end.

The Advisor contractually reimbursed the Fund for expenses of $3,347 for the six months ended March 31, 2002.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $32,747 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, Class B, and Class C, respectively. Class I Shares do not have Distribution Plan expenses. Under the terms of the agreement, $61,861 was payable at period end.

The Distributor received $33,813 as its portion of the commissions charged on sales of the Fund's shares for the six months ended March 31, 2002.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $77,190 for the six months ended March 31, 2002. Under the terms of the agreement, $12,838 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Director of the Fund who is not affiliated with the Advisor receives an annual fee of $4,000 plus $1,000 for each Board and Committee meeting attended. Directors' fees are allocated to each of the funds in the series that are served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $37,345,976 and $34,900,806, respectively.

The cost of investments owned at March 31, 2002 for federal income tax purposes was $148,796,508. Net unrealized appreciation aggregated $6,142,925, of which $21,571,223 related to appreciated securities and $15,428,298 related to depreciated securities.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2002. For the six months ended March 31, 2002, borrowings by the Fund under the Agreement were as follows:
	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$6,778	2.34%	$572,955	January 2002

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended September 30, 2001 and September 30, 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$19.35	$36.34	$25.88
Income from investment operations
Net investment income (loss)	(.16)	(.14)	(.32)
Net realized and unrealized gain (loss)	3.75	(11.61)	11.29
Total from investment operations	3.59	(11.75)	10.97
Distributions from
Net realized gain	(.01)	(5.24)	(0.51)
Total distributions	(.01)	(5.24)	(0.51)
Total increase (decrease) in net asset value	3.58	(16.99)	10.46
Net asset value, ending	$22.93	$19.35	$36.34

Total return*	18.56%	(36.60%)	42.91%
Ratios to average net assets:
Net investment income (loss)	(1.46%) (a)	(1.18%)	(1.12%)
Total expenses	1.70% (a)	1.69%	1.67%
Expenses before offsets	1.70% (a)	1.69%	1.67%
Net expenses	1.70% (a)	1.64%	1.54%
Portfolio turnover	25%	71%	116%
Net assets, ending (in thousands)	$125,936	$105,151	$141,639

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	1999	1998	1997
Net asset value, beginning	$25.43	$27.21	$22.55
Income from investment operations
Net investment income (loss)	(.32)	(.25)	(.25)
Net realized and unrealized gain	4.25	.96	4.91
Total from investment operations	3.93	.71	4.66
Distributions from
Net realized gain	(3.48)	(2.49)	-
Total distributions	(3.48)	(2.49)	-
Total increase (decrease) in net asset value	.45	(1.78)	4.66
Net asset value, ending	$25.88	$25.43	$27.21

Total return*	14.91%	3.37%	20.67%
Ratios to average net assets:
Net investment income (loss)	(1.26%)	(1.08%)	(1.09%)
Total expenses	1.73%	1.74%	1.91%
Expenses before offsets	1.73%	1.74%	1.91%
Net expenses	1.58%	1.61%	1.85%
Portfolio turnover	88%	77%	126%
Net assets, ending (in thousands)	$102,508	$75,068	$54,751

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$18.64	$35.47	$25.46
Income from investment operations
Net investment income (loss)	(.25)	(.24)	(.52)
Net realized and unrealized gain (loss)	3.61	(11.35)	11.04
Total from investment operations	3.36	(11.59)	10.52
Distributions from
Net realized gain	(.01)	(5.24)	(.51)
Total distributions	(.01)	(5.24)	(.51)
Total increase (decrease) in net asset value	3.35	(16.83)	10.01
Net asset value, ending	$21.99	$18.64	$35.47

Total return*	18.04%	(37.12%)	41.84%
Ratios to average net assets:
Net investment income (loss)	(2.35%) (a)	(2.04%)	(1.88%)
Total expenses	2.59% (a)	2.56%	2.49%
Expenses before offsets	2.59% (a)	2.56%	2.49%
Net expenses	2.58% (a)	2.50%	2.30%
Portfolio turnover	25%	71%	116%
Net assets, ending (in thousands)	$16,795	$13,914	$16,435

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998 #
Net asset value, beginning	$25.28	$28.39
Income from investment operations
Net investment income (loss)	(.41)	(.16)
Net realized and unrealized gain (loss)	4.07	(2.95)
Total from investment operations	3.66	(3.11)
Distributions from
Net realized gain	(3.48)	-
Total distributions	(3.48)	-
Total increase (decrease) in net asset value	.18	(3.11)
Net asset value, ending	$25.46	$25.28

Total return*	13.85%	(10.95)%
Ratios to average net assets:
Net investment income (loss)	(2.11%)	(2.62%) (a)
Total expenses	2.67%	3.57% (a)
Expenses before offsets	2.67%	3.31% (a)
Net expenses	2.42%	3.01% (a)
Portfolio turnover	88%	77%
Net assets, ending (in thousands)	$9,445	$3,311

Financial Highlights
		Periods Ended
	March 31,	September 30	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$18.02	$34.48	$24.76
Income from investment operations
Net investment income (loss)	(.24)	(.22)	(.50)
Net realized and unrealized gain (loss)	3.50	(11.00)	10.73
Total from investment operations	3.26	(11.22)	10.23
Distributions from
Net realized gain	(.01)	(5.24)	(.51)
Total distributions	(.01)	(5.24)	(.51)
Total increase (decrease) in net asset value	3.25	(16.46)	9.72
Net asset value, ending	$21.27	$18.02	$34.48

Total return*	18.10%	(37.11%)	41.91%
Ratios to average net assets:
Net investment income (loss)	(2.28%) (a)	(1.98%)	(1.87%)
Total expenses	2.52% (a)	2.49%	2.47%
Expenses before offsets	2.52% (a)	2.49%	2.47%
Net expenses	2.52% (a)	2.44%	2.29%
Portfolio turnover	25%	71%	116%
Net assets, ending (in thousands)	$12,180	$9,757	$13,769

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	1999	1998	1997
Net asset value, beginning	$24.63	$26.64	$22.34
Income from investment operations
Net investment income (loss)	(.51)	(.40)	(.47)
Net realized and unrealized gain	4.12	.88	4.77
Total from investment operations	3.61	.48	4.30
Distributions from
Net realized gain	(3.48)	(2.49)	-
Total distributions	(3.48)	(2.49)	-
Total increase (decrease) in net asset value	.13	(2.01)	4.30
Net asset value, ending	$24.76	$24.63	$26.64

Total return*	14.02%	2.52%	19.25%
Ratios to average net assets:
Net investment income (loss)	(2.04%)	(1.98%)	(2.30%)
Total expenses	2.56%	2.75%	3.11%
Expenses before offsets	2.56%	2.75%	3.11%
Net expenses	2.35%	2.50%	3.05%
Portfolio turnover	88%	77%	126%
Net assets, ending (in thousands)	$9,021	$6,548	$4,184

Financial Highlights
	Periods Ended
	January 18,	September 30,
CLASS I SHARES	2002##	2001
Net asset value, beginning	$20.84	$36.84
Income from investment operations
Net investment income (loss)	(.05)	(.23)
Net realized and unrealized gain (loss)	4.20	(10.53)
Total from investment operations	4.15	(10.76)
Distributions from
Net realized gain	(.01)	(5.24)
Total distributions	(.01)	(5.24)
Total increase (decrease) in net asset value	4.14	(16.00)
Net asset value, ending	$24.98	$20.84

Total return*	19.92%	(34.61%)
Ratios to average net assets:
Net investment income (loss)	(0.64%) (a)	(0.67%)
Total expenses	1,316.21%(a)	33.47%
Expenses before offsets	.80% (a)	2.19%
Net expenses	.80% (a)	.80%
Portfolio turnover	9%	71%
Net assets, ending (in thousands)	$0	$1

	Periods Ended
	September 30,	September 30,
CLASS I SHARES	2000	1999**
Net asset value, beginning	$25.99	$26.18
Income from investment operations
Net investment income (loss)	(.12)	(.08)
Net realized and unrealized gain (loss)	11.48	(.11)
Total from investment operations	11.36	(.19)
Distributions from
Net realized gain	(.51)	-
Total distributions	(.51)	-
Total increase (decrease) in net asset value	10.85	(.19)
Net asset value, ending	$36.84	$25.99

Total return*	44.25%	(.73%)
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(.50%) (a)
Total expenses	1.20%	1.24% (a)
Expenses before offsets	.86%	.85% (a)
Net expenses	.80%	.80% (a)
Portfolio turnover	116%	88%
Net assets, ending (in thousands)	$108	$2,547

(a) Annualized

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From April 1, 1998 inception.

** From March 1, 1999 inception.

## Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment.

See notes to financial statements.

Financial Tables and Glossary

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type and may be further broken down into sub-groups.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. It also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund's holdings, including each securities market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the funds' net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the ones shown in the Operations section as distributions are determined on a tax basis. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.

GLOSSARY

Appreciation - An increase in an investment's value.

Basis Point - One one-hundredths of a percentage point. This term is often used in describing changes in interest rates.

Capital Gain Distribution - Payments to mutual fund shareholders of net gains realized on the sale of the fund's portfolio securities. Long-term gains are earned on securities held in the portfolio more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.

Depreciation - A decline in an investment's value.

Distributions - Dividends paid from net investment income and realized capital gains.

Expense Ratio - A fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

Net Asset Value (NAV) - Value of one share of a fund that is determined by subtracting liabilities (payables, accrued expenses, taxes) from assets (cash, investments, receivables) and dividing the net assets by the number of shares outstanding.

Portfolio Turnover - A measure of the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund.

Total Return - A measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.

Yield - A measure of net income (dividends and interest less expenses) earned by the securities in a fund's portfolio during a specified period.

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